USER AGREEMENT
                        For Virtual Wall Street Clients

         AGREEMENT entered by and between Automated Financial Systems, Inc. ("AFS"), Virtual Wall Street, Inc. ("Broker"), and Online Stock Market, Inc. ("Customer").

         WHEREAS, AFS has developed an interactive voice response system known as TempestTM and an internet-based system known as ProsperoSM for the use of Broker and Broker's customers ("Customers") in accessing their accounts, collectively known as the "Base Software System";

         WHEREAS, AFS and Broker have entered a Service Bureau Agreement as of October 29, 1999 which allows Broker access and use of the Base Software System;

         WHEREAS, the parties intend to set forth the terms under which AFS and Broker will allow Customer to access and use the Base Software System.

         NOW THEREFORE, for valid consideration the sufficiency of which is hereby acknowledged, the parties hereby agree to the following:

1. Services. AFS shall take all steps necessary to allow Customer to use the Base Software System to review account information, enter orders for the purchase or sale of securities and obtain securities prices.

2. Duties of Customer. Customer shall be solely responsible for maintaining all passwords and codes provided to them to ensure that access to the Base Software System is granted only to those individuals who are authorized. Nothing in this paragraph shall affect or diminish AFS's right, in its sole discretion, to refuse to provide any or all Base Software System services to Customers.

3.       Indemnification.

         (a) Customer shall indemnify and hold AFS harmless for any and all losses, costs and damages, including reasonable attorneys fees, incurred by AFS as a result of (i) an act or omission by Customer with respect to the Base Software System's security procedures; (ii) any intellectual property infringement by Customer, and (iii) the negligence or willful misconduct of Customer.

         (b) AFS agrees to indemnify and hold harmless Customer for and against any claims, suits or actions: i) by third parties alleging infringement of a U.S copyright or trademark involving Customer's use of the Base Software System, except where such infringement is the result of modifications to the Base Software System by Customer or its employees or its agents other than AFS ii) arising out of the negligence or willful misconduct

         (c) Customer shall hold Broker harmless for any and all losses, costs and damages, including reasonable attorneys fees., incurred by Broker as a result of (i) an act or omission by AFS with respect to the Base Software System; (ii) any intellectual property infringement by


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                  RELATING TO OR IN  CONNECTION  WITH THE BASE  SOFTWARE  SYSTEM
                  SHALL NOT EXCEED THE TOTAL AMOUNT PAID TO AFS BY BROKER DURING THE MOST RECENT CALENDAR YEAR.

         4. Ownership. Customer acknowledges that the Base Software System is a service of AFS. AFS shall at all times be and remain the sole and exclusive owner of the Base Software System

         5. Governing Law. This Agreement shall be governed by, and construed in accordancee with, the laws of the State of New York, without regard to any otherwise applicable conflict of laws or other choice of law principles.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the 28th day of October 1999.

Automated Financial Systems, Inc.        Virtual Wall Street, Inc.
By: /s/ ????????                         By: A Jonathan Buhalis
Its: President                           A. Jonathan Buhalis
                                         Its: Chief Executive Officer





                                         Customer
                                         Online Stock Market, Inc.

                                         By: Michael B. Cratty
                                         Michael Bryant Cratty
                                         Its: Chief Executive Officer

AFS Service Bureau Pricing                                  AFS Automated
Aa of October 5, 1999                                           Financial
                                                                Systems



                  Service Bureau Pricing Schedule - Exhibit A
                             For Online Stock Market
                      Pricing is for 12-month contract term

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                    TEMPEST IVR PRICING FOR TELEPHONE ACCESS

Tempest Touch-Tone IVR Pricing

                 First 1,200 hours      20(cent) per minute
                 Next 1,200 hours       17(cent) per minute
                 Additional minutes     15(cent) per minute

             Tempest System pricing includes national long distance
          charges & real-time quote fees. FCC Payphone surcharge will be billed additionally as required.
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                    PROSPERO WEB PRICING FOR INTERNET ACCESS

              Each of these price schedules provides access to all
           available system features. Customers are allowed to change price schedules once during the contract term.

Schedule A - Trade based plan for retail users

               $2.00 per trade          first I000 trades
               $1.50 per trade          1000 - 3000 trades
               $1.00 per trade          3000 - 6000 trades
               75(cent) per trade       6000+ trades

Schedule B - User based plan for retail users

                              $2 per User Monthly
                               75(cent) per trade

Schedule C - Login based plan for retail users

               First 3500 logins        45(cent) per login
               Next 7000 logins         40(cent) per login
               Next 11000 logins        30(cent) per login
               Next 18000 logins        25(cent) per login
               Next 28000 logins        20(cent) per login
               Next 32500  logins       15(cent) per login
               Over  100000 logins      -negotiable-
               On weekends all logins are Free*

Pleaseadd 2.25(cent) per Real Time Quote (3.5(cent) for OPRA Real Time Quotes).
           Delayed quotes are flee as part of an AFS system solution.
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AFS Confidential  Not for disclosure without written permission from AFS  Page 1

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AFS Service Bureau Pricing                                  AFS Automated
As of October 5, 1999                                           Financial
                                                                Systems



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                            PROSPERO ACCOUNT LOOK-UP
           (Positions, Balances, Transaction History, Delayed Quotes)

                 Number of active                Price per active
                 users per month                 user per month

                    0 - 25,000                        $1.00
               25,001 - 50,000                      .80(cent)
               50,001 - 75,000                      .60(cent)
               75,001 - 100,000                     .40(cent)
              100,001+                              Negotiable
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                     PROSPERO PRO - BROKER DESKTOP PRICING

                              $30 per User Monthly
                             $1 per executed trade

     Pleaseadd 2.25(cent) per Real Time Quote (3.5(cent) for OPRA Real Time
       Quotes). Delayed quotes are free as part of aa AFS system solution.
                 For AMEX quotes for Registered Reps there is a
                  $32 per month user fees plus 1(cent) a quote
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                          SYSTEM ADMINISTRATION MODULE

                            $100 per Station Monthly

A minimum of one System Administration Module is required per system for new customer set-ups, order research & reporting, order review & release and system monitoring.
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                ONE-TIME SYSTEM SIGN-UP FEES & MONTHLY MINIMUMS

One-Time System Set-Up Charges

          $10,000 - 1st System  Set-up  fee for:
          - Custom web/home page integration & look-and-feel
          - Custom business rules and help text
          - Configuration of back-office connection
          - System Administration Training

          $5,000 - per additional System  Set-up, assuming:
          -  Custom web/home page integration & look-and-feel in new, and
          - Business rules and help text are the same as I a system
          - System  Admin Module is the same as 1st system
          - Connection to the back-up is the same as lst system
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AFS Confidential  Not for disclosure without written permission from AFS  Page 2

AFS Service Bureau Pricing                                  AFS Automated
As of October 5, 1999                                           Financial
                                                                Systems



--------------------------------------------------------------------------------
Monthly Minimum Charges

          $2,500 monthly minimum charge per customer
          - All AFS-based transactional charges are applied to the monthly minimum.
          - Quote usage fees and 3rd Party System Content does not apply to the monthly minimum.

For Online Stock Market, AFS agrees to the following Monthly Minimum Charge Schedule to support a ramped up rollout of the new Internet service.

          Month 1         $0.00
          Month 2         $500.00
          Month 3         $1,000.00
          Month 4         $1,500.00
          Month 5         $2,000.00
          Month 6         $2,500.00
          Month 7 +       $2,500.00

These charges will be due upon production system cutover as defined by the day that the first production trade is executed. The monthly minimum fee will be due every month from that date forward.

This schedule will be terminated and the standard $2,500 monthly minimum charge will be due if the monthly trade activity during months 1 to 6 is 1,000+ trades. The monthly minimum charge from that time forward will be AFS's standard $2,500.00.
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                          OPTIONAL AFS SYSTEM FEATURES

Feature                                      Price
Quick-Trade module activation fee            $3,000 one-time charge

Personalized Web Trading Demo System         $100 per month

Overnight customer/activity loading Module   $600 per month

(Includes  payments,  dividends,  journal  entries,   reinvestments,   automatic
customer setup, etc.)

Investment Portfolio Module                  $1 per account per month

Contact Manager Module                       $5 per broker per month
(For Brokers/Registered Reps only)
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                          OPTIONAL AFS SYSTEM CONTENT

Feature                                      Price
Zacks Investment Research                    $5 per user per month

Web Digital's GoInvest                       $1,000 sign-up fee
(Graphs, Charts, News,                       $1,000 monthly minimum
Recommendations, Historical data, etc.)      1 (cent) per page view

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AFS Confidential  Not for disclosure without written permission from AFS  Page 3


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AFS Service Bureau Pricing                                  AFS Automated
As of October 5, 1999                                           Financial
                                                                Systems



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                             ADDITIONAL INFORMATION

Intemet connectivity or a dedicated line will be required to remotely access order approval and administration screens.

For the Web Trading System, Domain Name must be provided or one in the form of company.automatedfinancial.com will be provided by AFS.

Additional back office development fees may apply.

Customer is responsible for all back office related fees. Please confirm with your back-office and Clearing Company for any additional charges.

AFS pricing may change without notice.
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AFS Confidential Not for disciosure without written permission from AFS   Page 4